UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026 (January 29, 2026)
Atkore Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

N/A
(Former name )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On January 29, 2026, Atkore Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, three proposals were submitted to the Company's Stockholders, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 12, 2025. As of the record date, 33,750,462 shares of common stock were issued and entitled to vote at the Annual Meeting.

The final voting results were as follows:

Proposal 1: The Company's stockholders elected the following directors to serve for a term expiring at the 2027 Annual Meeting and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Franklin S. Edmonds, Jr.	28,249,673	269,554	33,392	2,158,955
B. Joanne Edwards	28,225,256	306,098	21,265	2,158,955
Jeri L. Isbell	27,545,354	993,714	13,551	2,158,955
Wilbert W. James, Jr.	28,223,540	308,586	20,493	2,158,955
Justin A. Kershaw	28,153,242	386,801	12,576	2,158,955
Scott H. Muse	27,678,963	861,103	12,553	2,158,955
Michael V. Schrock	28,389,441	150,018	13,160	2,158,955
William E. Waltz, Jr.	28,269,674	277,321	5,624	2,158,955
Betty R. Wynn	28,227,394	304,110	21,115	2,158,955
A. Mark Zeffiro	28,074,011	462,603	16,005	2,158,955

Proposal 2: The Company's stockholders approved the advisory vote approving executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,868,731	607,934	75,954	2,158,955

Proposal 3: The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2026.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,020,411	667,375	23,788	N/A

Item 9.01. Financial Statements and Exhibits.*

Exhibit No.	Description of Exhibit

104	Inline XBRL for the cover page of this Current Report on Form 8-K
*	In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including attachments hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: February 2, 2026